UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 9, 2019

BIGLARI HOLDINGS INC.
(Exact Name of Registrant as Specified in Its Charter)

INDIANA	001-38477	82-3784946
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17802 IH 10 West, Suite 400, San Antonio, Texas		78257
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 344-3400

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A common stock	BH.A	New York Stock Exchange
Class B common stock	BH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On September 12, 2019, Biglari Holdings Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) reporting that, on September 9, 2019, a wholly-owned subsidiary of the Company, Southern Oil Company, acquired all of the membership interests in Upstream Exploration Holdings LLC for an adjusted purchase price of $51,505,254 in cash. Upon completion of the transaction, Upstream Exploration Holdings LLC was converted to a corporation named Southern Oil of Louisiana Inc. (“Southern Oil”). The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to amend the Original Report to include certain financial statements of Southern Oil and certain pro forma financial information of the Company, as required by Item 9.01(a) and Item 9.01(b), respectively, of Form 8-K.

Except as described in this Explanatory Note, this Amendment does not amend or otherwise update the Original Report. Therefore, this Amendment should be read in conjunction with the Original Report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

Southern Oil’s audited financial statements as of and for the year ended December 31, 2018, and the accompanying notes thereto, and unaudited financial statements as of and for the six months ended June 30, 2019 are attached as Exhibits 99.1 and 99.2, respectively, to this Amendment and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The Company’s unaudited pro forma consolidated statements of earnings for the year ended December 31, 2018 and the six months ended June 30, 2019, and the accompanying notes thereto, are attached as Exhibit 99.3 to this Amendment and are incorporated herein by reference.

A consolidated balance sheet as of September 30, 2019, including the assets and liabilities of Southern Oil, is included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 filed with the Securities and Exchange Commission on November 1, 2019.

(d)	Exhibits.
Exhibit No.	Description
99.1	Southern Oil’s audited financial statements as of and for the year ended December 31, 2018.
99.2	Southern Oil’s unaudited financial statements as of and for the six months ended June 30, 2019.
99.3	The Company’s unaudited pro forma consolidated statements of earnings for the year ended December 31, 2018 and the six months ended June 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

November 25, 2019	BIGLARI HOLDINGS INC.

	By:	/s/ Bruce Lewis
		Name:	Bruce Lewis
		Title:	Controller